PROXY Commerce Bancorp, Inc. SPECIAL MEETING OF SHAREHOLDERS Wednesday, February 6, 2008 4:00 p.m. This proxy is solicited on behalf of the Board of Directors of Commerce Bancorp, Inc. The undersigned hereby appoints Morton N. Kerr and Daniel J. Ragone and each of them, as proxies of the undersigned, each with power to act without the other and with power of substitution, and hereby authorizes each of them to represent and vote, as designated on the other side, all the shares of stock of Commerce Bancorp, Inc. (“Commerce”) which the undersigned is entitled to vote, standing in the name of the undersigned with all powers which the undersigned would possess if present, at the Special Meeting of Shareholders of Commerce to be held on February 6, 2008, or any postponement or adjournment thereof. The undersigned hereby directs this proxy to be voted as indicated on the reverse side. UNLESS YOU SPECIFY OTHERWISE,THIS PROXY WILL BE VOTED “FOR”THE APPROVAL OF THE PLAN OF MERGER AND “FOR”THE PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, INCLUDING TO SOLICIT ADDITIONAL PROXIES. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN COMMERCE BANCORP, INC.’S PROXY STATEMENT. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE. (Continued, and to be marked, dated and signed, on the other side) ? FOLD AND DETACH HERE ? YOUR VOTE IS IMPORTANT! COMMERCE BANCORP, INC. — SPECIAL MEETING, FEBRUARY 6, 2008 — 4:00 p.m. COMMERCE UNIVERSITY 4140 CHURCH ROAD MT. LAUREL, NEW JERSEY (856) 751-9000 You can vote in one of three ways: 1. Call toll free 1-866-818-9353 on a Touch-Tone Phone. There is NO CHARGE to you for this call. or 2. Via the Internet at https://www.proxyvotenow.com/cbh and follow the instructions. or 3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Revocable Proxy Special Meeting of Shareholders Commerce Bancorp, Inc. Please mark as indicated in this X FEBRUARY 6, 2008 example For Against Abstain For Against Abstain 1 . To approve the plan of merger contained in the 2. To adjourn or postpone the Commerce special Agreement and Plan of Merger, dated as of October 2, meeting, if necessary or appropriate, including to 2007, by and among The Toronto-Dominion Bank solicit additional proxies. (“TD”), Cardinal Merger Co. (“Merger Sub”) and Commerce Bancorp, Inc. Mark here if you plan to attend the meeting (“Commerce”), as amended, supplemented or otherwise modified from time to time, and the transactions contemplated thereby, pursuant to which Merger Sub will be merged with and into Commerce, with Commerce surviving the merger as a wholly-owned subsidiary of TD. Mark here for address change and note change NOTE: Signature(s) should correspond with name appearing on stock certificate(s). When signing in a fiduciary or representative capacity, sign full title as such. When more than one owner, each should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Please be sure to date and sign Date this proxy card in the box below. Sign above x x x IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW x x x FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL ? ? PROXY VOTING INSTRUCTIONS S Shareholders of record have three ways to vote: 1. By Mail; or 2. By Telephone (using a Touch-Tone Phone); or 3. By Internet. A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m. Eastern time, February 6, 2008. It is not necessary to return this proxy if you vote by telephone or Internet. Vote by Internet Vote by Telephone anytime prior to Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m. Eastern time, February 6, 2008 go to 3 a.m. Eastern time, February 6, 2008 https://www.proxyvotenow.com/cbh 1-866-818-9353 Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted. Your vote is important!

PLEASE MARK VOTES REVOCABLE PROXY X AS IN THIS EXAMPLE Commerce Bancorp, Inc. For Against Abstain 1. To approve the plan of merger contained in the SPECIAL MEETING OF SHAREHOLDERS Agreement and Plan of Merger, dated as of Wednesday February 6, 2008, 4:00 p.m. October 2, 2007, by and among The Toronto- This proxy is solicited on behalf of the Board of Dominion Bank (“TD”), Cardinal Merger Co. (“Merger Sub”) and Commerce Bancorp, Inc. (“Commerce”), as amended, supplemented or otherwise Directors of Commerce Bancorp, Inc. modified from time to time, and the transactions contemplated thereby, The undersigned hereby appoints Morton N. Kerr and Daniel J. Ragone and pursuant to which Merger Sub will be merged with and into Commerce, with each of them, as proxies of the undersigned, each with power to act without the Commerce surviving the merger as a wholly-owned subsidiary of TD. other and with power of substitution, and hereby authorizes each of them to For Against Abstain represent and vote, as designated on the other side, all the shares of stock of 2. To adjourn or postpone the Commerce special Commerce Bancorp, Inc. (“Commerce”) which the undersigned is entitled to meeting, if necessary or appropriate, including vote, standing in the name of the undersigned with all powers which the to solicit additional proxies. undersigned would possess if present, at the Special Meeting of Shareholders of Commerce to be held on February 6, 2008, or any postponement or PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE adjournment thereof. The undersigned hereby directs this proxy to be voted as MEETING. indicated hereon. UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED “FOR” THE APPROVAL OF THE PLAN OF MERGER AND “FOR” THE PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, INCLUDING TO SOLICIT ADDITIONAL PROXIES. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN COMMERCE BANCORP, INC.’S PROXY STATEMENT. Please be sure to sign and date Date this Proxy in the box below. Shareholder sign above Co-holder (if any) sign above ? Detach above card, sign, date and mail in postage paid envelope provided. ? Commerce Bancorp, Inc. NOTE: Signature(s) should correspond with name appearing on stock certificate(s). When signing in a fiduciary or representative capacity, sign full title as such. When more than one owner, each should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

PROXY Commerce Bancorp, Inc. SPECIAL MEETING OF SHAREHOLDERS — February 6, 2008 — 4:00 p.m. VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE TRUSTEES OF COMMERCE BANCORP, INC. 401(K) RETIREMENT PLAN This proxy is solicited on behalf of the Board of Directors of Commerce Bancorp, Inc. The undersigned hereby directs and instructs Douglas J. Pauls, trustee under the Commerce Bancorp, Inc. 401(K) Retirement Plan, to vote the shares allocated to the account of the undersigned under said Plan at the Special Meeting of Shareholders of Commerce Bancorp, Inc. to be held on February 6, 2008 and at any postponement or adjournment thereof, as specified on the reverse side. UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED “FOR”THE APPROVAL OF THE PLAN OF MERGER AND “FOR”THE PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, INCLUDING TO SOLICIT ADDITIONAL PROXIES. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN COMMERCE BANCORP, INC.’S PROXY STATEMENT. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE. (Continued, and to be marked, dated and signed, on the other side) ? FOLD AND DETACH HERE ? YOUR VOTE IS IMPORTANT! COMMERCE BANCORP, INC. — SPECIAL MEETING, FEBRUARY 6, 2008 — 4:00 p.m. COMMERCE UNIVERSITY 4140 CHURCH ROAD MT. LAUREL, NEW JERSEY (856) 751-9000 You can vote in one of three ways: 1. Call toll free 1-866-818-9353 on a Touch-Tone Phone. There is NO CHARGE to you for this call. or 2. Via the Internet at https://www.proxyvotenow.com/cbh and follow the instructions. or 3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Revocable Proxy Special Meeting of Shareholders Commerce Bancorp, Inc. Please mark as indicated in this X FEBRUARY 6, 2008 example For Against Abstain For Against Abstain 1. To approve the plan of merger contained in the 2. To adjourn or postpone the Commerce special Agreement and Plan of Merger, dated as of October 2, meeting, if necessary or appropriate, including to 2007, by and among The Toronto-Dominion Bank solicit additional proxies. (“TD”), Cardinal Merger Co. (“Merger Sub”) and Commerce Bancorp, Inc. Mark here if you plan to attend the meeting (“Commerce”), as amended, supplemented or otherwise modified from time to time, and the transactions contemplated thereby, pursuant to which Merger Sub will be merged with and into Commerce, with Commerce surviving the merger as a wholly-owned subsidiary of TD. Mark here for address change and note change COMMERCE BANCORP, INC. 401(K) RETIREMENT PLAN NOTE: Signature(s) should correspond with name appearing on stock certificate(s). When signing in a fiduciary or representative capacity, sign full title as such. When more than one owner, each should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Please be sure to date and sign Date this proxy card in the box below. Sign above x x x IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW x x x FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL ? ? PROXY VOTING INSTRUCTIONS S Shareholders of record have three ways to vote: 1. By Mail; or 2. By Telephone (using a Touch-Tone Phone); or 3. By Internet. A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m. Eastern time, February 6, 2008. It is not necessary to return this proxy if you vote by telephone or Internet. Vote by Internet Vote by Telephone anytime prior to Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m. Eastern time, February 6, 2008 go to 3 a.m. Eastern time, February 6, 2008 https://www.proxyvotenow.com/cbh 1-866-818-9353 Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted. Your vote is important!